      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 2000


                                            REGISTRATION STATEMENT NO. 333-35934

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--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             AVANIR PHARMACEUTICALS
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   CALIFORNIA                                       33-0314804
(STATE OR OTHER JURISDICTION OF INCORPORATION OR       (I.R.S. EMPLOYER IDENTIFICATION NO.)
                 ORGANIZATION)

                       9393 TOWNE CENTRE DRIVE, SUITE 200
                          SAN DIEGO, CALIFORNIA 92121
                                 (858) 558-0364
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                            GERALD J. YAKATAN, PH.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             AVANIR PHARMACEUTICALS
                       9393 TOWNE CENTRE DRIVE, SUITE 200
                          SAN DIEGO, CALIFORNIA 92121
                                 (858) 558-0364
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:


                              AMAR BUDARAPU, ESQ.


                               TODD TAYLOR, ESQ.

                                BAKER & MCKENZIE

                        1301 MCKINNEY STREET, SUITE 3300


                               HOUSTON, TX 77010


                                 (713) 427-5000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

   From time to time after the effective date of this Registration Statement.


    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------


    This Amendment No. 1 to Form S-3 Registration Statement filed on April 28, 2000, is being filed for the sole purpose of amending an exhibit that previously was filed with the registration statement.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT WILL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT WILL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT WILL BECOME EFFECTIVE ON SUCH DATE AS THE SEC, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


     (a) Exhibits

     1.1   Underwriting Agreement(1)
     4.1   Class D Warrant Agreement (including form of Class D Warrant
           Certificate)(2)
     4.2   Warrant Agreement (including form of Class E Warrant
           Certificate)(2)
     4.3   Form of Unit Purchase Option issued to D.H. Blair & Co.,
           Inc. and its designees regarding Series B Preferred Stock and Class D Warrants(2)
     4.4   Registration Rights Agreement(2)
     4.5   Certificate of Determination with respect to Series D
           Convertible Preferred Stock of the Registrant(3)
     4.6   Certificate of Determination with respect to Series C Junior
           Participating Preferred Stock of the Registrant(3)
     4.7   Rights Agreement, dated as of March 5, 1999, with American
           Stock Transfer & Trust Company(3)
     4.8   Form of Rights Certificate with respect to the Rights
           Agreement, dated as of March 5, 1999(3)
     4.9   Form of Series D Convertible Preferred Stock Certificate(3)
     4.10 Amended and Restated Class I Stock Purchase Warrant, dated as of March 4, 1999(3)
     4.11  Form of Class J Stock Purchase Warrant(3)
     4.12  Class K Stock Purchase Warrant, dated as of April 1, 1999(3)
     4.13  Registration Rights Agreement with Promethean Investment
           Group, LLC(3)
     4.14  Class A Common Stock Investment Agreement with Promethean
           Investment Group, LLC(3)
     4.15 Amendment to the Class A Common Stock Investment Agreement with Promethean Investment Group, LLC(3)
     4.16  Securities Purchase Agreement for Series D Convertible
           Preferred Stock(3)
     4.17  Registration Rights Agreement for Series D Convertible
           Preferred Stock(3)
     4.18  Forms of Class A and Class B Common Stock Certificates(4)
     4.19  Convertible Note issued to GFL Advantage Fund Limited(5)
     4.20  Registration Rights Agreement with GFL Advantage Fund
           Limited(5)
     4.21  Convertible Note issued to Capital Ventures International(6)
     4.22  Registration Rights Agreement with Capital Ventures
           International(6)
     4.23  Convertible Note, dated February 26, 1997, issued to RGC
           International Investors LLC(7)
     4.24  Form of Class G Stock Purchase Warrant(7)
     4.25  Registration Rights Agreement, dated February 26, 1997, with
           RGC International Investors, LLC(7)
     4.26  Class L Stock Purchase Warrant, dated as of June 8, 1999(8)
     4.27  Loan Agreement, dated as of November 23, 1999, with AMRO
           International, S.A. and Endeavour Capital Fund, S.A.(9)
     4.28  Form of 11% Convertible Debenture(9)
     4.29  Form of Stock Purchase Warrant(9)
     4.30  Registration Rights Agreement, dated as of November 23,
           1999, with AMRO International, S.A. and Endeavour Capital
           Fund, S.A.(9)

     4.31  Amendment No. 1 to Rights Agreement, dated as of November
           30, 1999, with American Stock Transfer & Trust Company(9)
     4.32  Common Stock Purchase Agreement, dated as of January 25,
           2000, with Bayview LLC, Roseworth Group Ltd. and Endeavour
           Capital Fund, S.A.(10)
     4.33 Registration Rights Agreement, dated as of January 25, 2000, with Bayview LLC, Roseworth Group Ltd. and Endeavour Capital
           Fund, S.A.(10)
     4.34  Form of Stock Purchase Warrant(10)
     5.1   Opinion of Baker & McKenzie
    23.1*  Independent Auditors' Consent


-------------------------

  *  Previously filed.


 (1) Incorporated by reference to the similarly described exhibits filed in connection with the Registrant's Registration Statement on Form S-1, File No. 33-37166, declared effective by the Securities and Exchange Commission on November 9, 1990.

 (2) Incorporated by reference to the similarly described exhibit included with the Registrant's Registration Statement on Form S-1, File No. 33-49082, declared effective by the Commission on October 26, 1992.

 (3) Incorporated by reference to the similarly described exhibit included with the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

 (4) Incorporated by reference to the similarly described exhibit included with the Registrant's Registration Statement on Form S-1, File No. 33-32742, declared effective by the Commission on May 8, 1990.

 (5) Incorporated by reference to the similarly described exhibit included with the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1995, filed December 15, 1995.

 (6) Incorporated by reference to the similarly described exhibit included with the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, filed May 15, 1996.

 (7) Incorporated by reference to the similarly described exhibit included with the Registrant's Form 8-K, filed March 10, 1997.

 (8) Incorporated by reference to the similarly described exhibit included with the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed August 16, 1999.

 (9) Incorporated by reference to the similarly described exhibit included with the Registrant's Form 8-K, filed December 3, 1999.


(10) Incorporated by reference to the similarly described exhibit included with the Registrant's Form 8-K, filed February 4, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of San Diego, State of California, on May 22, 2000.


                                          AVANIR PHARMACEUTICALS

                                          By: /s/ GERALD J. YAKATAN, PH.D.
                                            ------------------------------------
                                                  Gerald J. Yakatan, Ph.D.
                                               President and Chief Executive
                                                           Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerald J. Yakatan, Ph.D. and Gregory P. Hanson, and each of them acting individually, as his attorney-in-fact, each with full power of substitution and resubstititution, for him in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming our signatures as they may be signed by our said attorneys-in-fact to any and all amendments to this registration statement.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 22, 2000.


               SIGNATURE                                  TITLE
               ---------                                  -----
     /s/ GERALD J. YAKATAN, PH.D.         President and Chief Executive Officer
---------------------------------------       (Principal Executive Officer)
       Gerald J. Yakatan, Ph.D.

         /s/ GREGORY P. HANSON              Vice President, Finance and Chief
---------------------------------------  Financial Officer (Principal Financial
           Gregory P. Hanson                               and
                                                   Accounting Officer)

         /s/ GEORGE P. RUTLAND             Chairman of the Board of Directors
---------------------------------------
           George P. Rutland

      /s/ DENNIS J. CARLO, PH.D.                        Director
---------------------------------------
        Dennis J. Carlo, Ph.D.

         /s/ MICHAEL W. GEORGE                          Director
---------------------------------------
           Michael W. George

          /s/ JAMES B. GLAVIN                           Director
---------------------------------------
            James B. Glavin

               SIGNATURE                                  TITLE
               ---------                                  -----
      /s/ EDWARD L. HENNESSY, JR.                       Director
---------------------------------------
        Edward L. Hennessy, Jr.

         /s/ KENNETH E. OLSON                           Director
---------------------------------------
           Kenneth E. Olson

          /s/ JOSEPH E. SMITH                           Director
---------------------------------------
            Joseph E. Smith

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 1.1      Underwriting Agreement(1)
 4.1      Class D Warrant Agreement (including form of Class D Warrant
          Certificate)(2)
 4.2      Warrant Agreement (including form of Class E Warrant
          Certificate)(2)
 4.3      Form of Unit Purchase Option issued to D.H. Blair & Co.,
          Inc. and its designees regarding Series B Preferred Stock
          and Class D Warrants(2)
 4.4      Registration Rights Agreement(2)
 4.5      Certificate of Determination with respect to Series D
          Convertible Preferred Stock of the Registrant(3)
 4.6      Certificate of Determination with respect to Series C Junior
          Participating Preferred Stock of the Registrant(3)
 4.7      Rights Agreement, dated as of March 5, 1999, with American
          Stock Transfer & Trust Company(3)
 4.8      Form of Rights Certificate with respect to the Rights
          Agreement, dated as of March 5, 1999(3)
 4.9      Form of Series D Convertible Preferred Stock Certificate(3)
 4.10     Amended and Restated Class I Stock Purchase Warrant, dated as of March 4, 1999(3)
 4.11     Form of Class J Stock Purchase Warrant(3)
 4.12     Class K Stock Purchase Warrant, dated as of April 1, 1999(3)
 4.13     Registration Rights Agreement with Promethean Investment
          Group, LLC(3)
 4.14     Class A Common Stock Investment Agreement with Promethean
          Investment Group, LLC(3)
 4.15     Amendment to the Class A Common Stock Investment Agreement
          with Promethean Investment Group, LLC(3)
 4.16     Securities Purchase Agreement for Series D Convertible
          Preferred Stock(3)
 4.17     Registration Rights Agreement for Series D Convertible
          Preferred Stock(3)
 4.18     Forms of Class A and Class B Common Stock Certificates(4)
 4.19     Convertible Note issued to GFL Advantage Fund Limited(5)
 4.20     Registration Rights Agreement with GFL Advantage Fund
          Limited(5)
 4.21     Convertible Note issued to Capital Ventures International(6)
 4.22     Registration Rights Agreement with Capital Ventures
          International(6)
 4.23     Convertible Note, dated February 26, 1997, issued to RGC
          International Investors LLC(7)
 4.24     Form of Class G Stock Purchase Warrant(7)
 4.25     Registration Rights Agreement, dated February 26, 1997, with
          RGC International Investors, LLC(7)
 4.26     Class L Stock Purchase Warrant, dated as of June 8, 1999(8)
 4.27     Loan Agreement, dated as of November 23, 1999, with AMRO
          International, S.A. and Endeavour Capital Fund, S.A.(9)
 4.28     Form of 11% Convertible Debenture(9)
 4.29     Form of Stock Purchase Warrant(9)
 4.30     Registration Rights Agreement, dated as of November 23,
          1999, with AMRO International, S.A. and Endeavour Capital
          Fund, S.A.(9)
 4.31     Amendment No. 1 to Rights Agreement, dated November 30,
          1999, with American Stock Transfer & Trust Company(9)
 4.32     Common Stock Purchase Agreement, dated as of January 25,
          2000, with Bayview LLC, Roseworth Group Ltd. and Endeavour
          Capital Fund, S.A.(10)

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 4.33     Registration Rights Agreement, dated as of January 25, 2000, with Bayview LLC, Roseworth Group Ltd. and Endeavour Capital
          Fund, S.A.(10)
 4.34     Form of Stock Purchase Warrant(10)
 5.1      Opinion of Baker & McKenzie
23.1*     Independent Auditors' Consent


-------------------------

  *  Previously filed.


 (1) Incorporated by reference to the similarly described exhibits filed in connection with the Registrant's Registration Statement on Form S-1, File No. 33-37166, declared effective by the Securities and Exchange Commission on November 9, 1990.

 (2) Incorporated by reference to the similarly described exhibit included with the Registrant's Registration Statement on Form S-1, File No. 33-49082, declared effective by the Commission on October 26, 1992.

 (3) Incorporated by reference to the similarly described exhibit included with the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

 (4) Incorporated by reference to the similarly described exhibit included with the Registrant's Registration Statement on Form S-1, File No. 33-32742, declared effective by the Commission on May 8, 1990.

 (5) Incorporated by reference to the similarly described exhibit included with the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1995, filed December 15, 1995.

 (6) Incorporated by reference to the similarly described exhibit included with the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, filed May 15, 1996.

 (7) Incorporated by reference to the similarly described exhibit included with the Registrant's Form 8-K, filed March 10, 1997.

 (8) Incorporated by reference to the similarly described exhibit included with the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed August 16, 1999.

 (9) Incorporated by reference to the similarly described exhibit included with the Registrant's Form 8-K, filed December 3, 1999.

(10) Incorporated by reference to the similarly described exhibit included with the Registrant's Form 8-K, filed February 4, 2000.